UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 8, 2020
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Delaware	001-38312	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
675 Creekside Way
Campbell, CA 95008
(Address of principal executive offices including zip code)
(408) 727-1885
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, PAR VALUE $.001 PER SHARE	EGHT	New York Stock Exchange
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed by the Company on June 9, 2020 solely to correct a coding error that incorrectly identified the 8-K on the EDGAR filing system as related to Item 8.01 rather than Items 5.02 and 9.01. Other than to correct this filing error, there have been no changes to the Form 8-K, and no information in the Form 8-K is being updated or otherwise revised. For convenience, the Company has repeated the full text of the Form 8-K with no changes from the prior filing below.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On June 9, 2020, 8x8, Inc. (the “Company”) announced the promotion of Samuel Wilson, age 50, to Chief Financial Officer (“CFO”), effective June 8, 2020. Mr. Wilson succeeds Steven Gatoff who, after a transition period with Mr. Wilson, will leave the Company to pursue other opportunities.
Mr. Wilson most recently served as Chief Customer Officer and Managing Director of EMEA since January 2020, with responsibility for the Company’s complete customer lifecycle globally, including professional services, implementation, customer support and the enablement teams and, while based in London, managing the Company’s strategic business initiatives and expansion into the United Kingdom and Europe. In his new role as the Company’s CFO and principal financial officer, Mr. Wilson will be responsible for overseeing the Company’s accounting and financial reporting, planning, tax, treasury, and investor relations functions. Mr. Wilson joined the Company in 2017 as Senior Vice President responsible for eCommerce, global small business, and U.S. mid-market sales. Prior to joining 8x8, Mr. Wilson served as VP Finance for MobileIron, an enterprise software security company, from 2011 until 2017 with responsibilities for financial planning and analysis, investor relations, and treasury functions as well as eCommerce. Mr. Wilson is a Chartered Financial Analyst and a former top-rated Wall Street analyst. He holds a bachelor’s degree in electrical engineering from Seattle University and an MBA from the University of California, Berkeley.
In Mr. Wilson’s new role, he will be entitled to an annual base salary of $390,000 per year and target bonus of 65% of his annual base salary. In addition, Mr. Wilson will receive, subject to approval of the Company’s board of directors: an award of restricted stock units (“RSUs”), representing the right to acquire shares of the Company’s common stock valued at $1,150,000, vesting over a three-year period, with one-third (1/3) of the total number of RSUs vesting on the first anniversary of the grant date, and one-eighth (1/8) of the remaining number of RSUs vesting on a quarterly basis thereafter; and an award of performance share units (“PSUs”), representing the right to acquire shares of the Company’s common stock valued at $1,150,000 at 100% of the target opportunity.
Shares subject to the PSU award will be earned according to the following: one-third (1/3) of the target opportunity is eligible to be earned on the first, second and third anniversaries, respectively, of the date of grant, based on the Company’s total shareholder return relative to an equity index to be determined upon grant during the period from the grant date through each such anniversary. A number of shares equal to 100% of the target opportunity will be earned in the event that the Company’s performance matches that of the specified index during the relevant period. A 2x multiplier will be applied for each percentage point of positive or negative relative total shareholder return (“TSR”), such that the number of shares of common stock earned will increase or decrease by 2% of the target number of shares, subject to a maximum of 200% of the target number of shares. In the event that the Company’s relative TSR performance is less than negative 30%, relative to the specified index, no shares will be earned for the applicable performance period. Vesting of shares will be subject in each case to Mr. Wilson’s continued employment or other qualifying association with the Company or any of its subsidiaries.
Mr. Wilson will also be eligible to receive benefits under the Company’s Amended and Restated 2017 Change-in-Control and Severance Policy as a “Tier 2” participant. Pursuant to the Company’s executive stock ownership guidelines, Mr. Wilson is expected to acquire and retain an ownership interest in the Company’s common stock which is equal in value to the amount of his initial base salary upon becoming CFO by the fifth anniversary of his promotion date. Mr. Wilson does not have any family relationship with any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
While serving in his prior role as Managing Director of EMEA, Mr. Wilson temporarily relocated from California to London. As part of this assignment, Mr. Wilson was entitled to relocation benefits during this temporary secondment. In connection with Mr. Wilson’s promotion to CFO, he will be relocating back to California and be based out of the Company’s headquarters in Campbell, California. Upon his relocation back to California, Mr.

Wilson’s temporary secondment benefits will cease, except for obligations incurred prior to his return. Mr. Wilson’s temporary secondment benefits included the following: income and social tax equalization while on international assignment; and reimbursement of certain relocation-related expenses including work permit and immigration costs, moving expenses, airfare for travel between United Kingdom and U.S. for Mr. Wilson and his immediate family, housing costs, and tax preparation expenses up to $150,000.
In connection with Mr. Gatoff’s departure, the Company has entered into a transition agreement with him to continue to provide services to the Company in a reduced role during a transition period lasting until no later than October 31, 2020. Upon the expiration of the transition period, Mr. Gatoff will be paid in a lump sum at such time an amount equal to seven months of his base salary plus a prorated amount of his fiscal year bonus equal to sixty-seven days’ worth and shall be provided COBRA reimbursements for up to seven months from such date. During the transition period, Mr. Gatoff will serve as a non-executive employee, and will continue to receive his base salary and associated benefits.
The foregoing description of Mr. Wilson’s temporary secondment agreement and Mr. Gatoff’s transition agreement are qualified in their entirety by reference to the applicable provisions of the agreements which will be filed with the Securities and Exchange Commission as exhibits to the Company’s Form 10-Q for the quarter ending June 30, 2020 and is incorporated by reference herein.
A copy of the Company’s press release announcing the appointment of Mr. Wilson and the departure of Mr. Gatoff is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description
99.1	Press release dated June 9, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 10, 2020

8X8, INC.

By: /s/ Matthew Zinn
Matthew Zinn
General Counsel & Corporate Secretary